Significant Accounting Policies (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Significant Accounting Policies
Net income	$ 13,739,940	$ 13,138,338
Less: dividends to preferred shareholders	66,563	48,750
Net income available to common shareholders	$ 13,673,377	$ 13,089,588
Weighted average number of common shares used in computing earnings per share	5,403,938	5,345,988
Earnings per common share	$ 2.53	$ 2.45